Exhibit 10.2

SECURITY AGREEMENT (DEPOSIT ACCOUNT/CERTIFICATE OF DEPOSIT)

THIS SECURITY AGREEMENT (DEPOSIT ACCOUNT/CERTIFICATE OF DEPOSIT) (the “Agreement”) is made and entered into as of this 8th day of July, 2014, by REG CAPITAL, LLC, an Iowa limited liability company (the “Pledgor”), in favor of BANK OF AMERICA, N.A. (the “Secured Party”).

RECITALS

WHEREAS, Secured Party has extended credit in the form of an irrevocable transferable direct-pay letter of credit (the “Letter of Credit”) upon the account of REG Geismar, LLC, a Delaware limited liability company (the “Borrower”). The Letter of Credit is issued pursuant to, and drawings thereunder are repaid in accordance with, the terms of a Reimbursement Agreement dated of even date herewith by and between the Borrower and the Secured Party (as amended, modified, replaced, renewed or restated from time to time, the “Reimbursement Agreement”);

WHEREAS, as a condition precedent to Secured Party agreeing to issue the Letter of Credit, Pledgor has agreed to establish an interest bearing deposit account in the form of a certificate of deposit issued by Secured Party in an initial amount not less than $101,315,069, which certificate of deposit shall secure repayment of the Indebtedness (as defined below); and

WHEREAS, Pledgor will benefit, directly or indirectly, from the issuance of the Letter of Credit upon the account of Borrower in that Pledgor and Borrower are commonly owned.

NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to issue the Letter of Credit upon the account of Borrower, Pledgor hereby agrees with Secured Party as follows:

Section 1. Grant of Security Interest. To secure payment of the Indebtedness, Pledgor hereby pledges to Secured Party, and grants to Secured Party a security interest in, the following (the “Collateral”):

(a) Certificate of Deposit number 424515 issued and established in the name of Pledgor at Secured Party (the “Deposit Account”);

(b) any substitutions for or replacements of the Deposit Account; and

(c) all Proceeds the foregoing.

Section 2. Indebtedness. The term “Indebtedness” as used in this Agreement shall mean any and all debts, liabilities, and obligations of Borrower to Secured Party arising out of or related to the Reimbursement Agreement.

Section 3. Maintaining the Deposit Account. So long as any Indebtedness shall remain unpaid or Secured Party has any commitment or obligation on account of the existence of the Letter of Credit:

(a) Pledgor will maintain the Deposit Account with Secured Party; and

(b) it shall be a term and condition of the Deposit Account that except as provided in Section 4 (concerning releases) and Section 11 (concerning default), no portion of the Collateral shall be paid or released to or for the account of, or withdrawn by or for the account of, Pledgor.

Section 4. Release of Amounts. So long as no Event of Default as defined in the Reimbursement Agreement shall have occurred and be continuing, (a) if the value of the Collateral exceeds, at any time the sum of (without duplication) (i) the amount available to be drawn under the Letter of Credit plus (ii) the principal amount of Pledged Bonds (as defined in the Reimbursement Agreement) (the “Required Funds”), the Secured Party will release any excess funds over the amount of Required Funds upon request by Pledgor (but not more frequently than on a quarterly basis) and (b) at such time as the Indebtedness has been paid in full and the Letter of Credit has been (x) cancelled and returned to Secured Party or (y) has expired (the “Termination Date”), the Secured Party’s security interest in the Collateral shall terminate and Secured Party and will follow the instructions of the Pledgor as to the return of the Collateral.

Section 5. Representations and Warranties. Pledgor represents and warrants to Secured Party as follows:

(a) Pledgor is a limited liability company that was duly organized under the laws of the State of Iowa and is currently validly existing and in good standing under the laws of the State of Iowa.

(b) The execution, delivery and performance of this Agreement by Pledgor have been duly authorized by all required limited liability company action.

(c) The Person or Persons signing this Agreement on behalf of Pledgor have been authorized to do so by all requisite limited liability company action.

(d) This Agreement is a legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as such enforceability may be limited by (a) the effect of any applicable Debtor Relief Laws (as such term is defined in the Reimbursement Agreement) generally, and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e) This Agreement does not conflict with any law, agreement or obligation to which Pledgor is a party or is bound.

(f) Pledgor is the legal and beneficial owner of the Collateral free and clear of any lien, security interest or other charge or encumbrance except for the security interest created by this Agreement or otherwise in favor of the Secured Party.

(g) Assuming that (i) the Deposit Account is uncertificated, (ii) the Deposit Account is maintained by the Secured Party and (iii) the Secured Party is a “bank” within the meaning of the Uniform Commercial, then this Agreement creates a valid and perfected first-priority security interest in the Collateral securing payment of the Indebtedness.

(h) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required: (i) for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the security interest created hereby (including the first-lien priority nature of such security interest), or (iii) for the exercise by Secured Party of its rights and remedies hereunder, other than (x) those that have already been obtained and are in full force and effect and (y) after the date hereof, such permits, licenses, authorizations, approvals and entitlements that are required for the lawful conduct of the Pledgor’s business, each of which shall be obtained on or before the date on which it is required to be obtained where the failure to do so could reasonably be expected to have a material adverse effect.

(i) Pledgor has, independently and without reliance upon Secured Party and based on such documents and information as Pledgor has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement. Pledgor shares common ownership with the Borrower and has determined that the delivery of this Agreement is in its best interests and directly or indirectly benefits the Pledgor.

(j) After giving effect to this Agreement, Pledgor is Solvent (as defined in the Reimbursement Agreement).

Section 6. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect the security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

Section 7. Transfers and Other Liens. Pledgor agrees that it will not: (i) assign (by operation of law or otherwise), transfer or otherwise dispose of any of the Collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral, except in each case, for the security interest created by this Agreement or otherwise in favor of the Secured Party.

Section 8. Authorized Deductions. Pledgor hereby authorizes Secured Party to apply all or any portion of the Collateral to the immediate payment of any portion of the Indebtedness which is due and owing and unpaid by Borrower upon the occurrence and during the continuance of any Event of Default (as such term is defined in the Reimbursement Agreement).

Section 9. Failure to Perform. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 12.

Section 10. Secured Party’s Duties. The powers conferred on Secured Party hereunder are solely to protect Secured Party’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

Section 11. Remedies Upon Default. If any Event of Default (as defined under the Reimbursement Agreement) under the Reimbursement Agreement shall have occurred and be continuing:

(a) Secured Party may, without notice to Pledgor, and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Collateral against the Indebtedness or any part thereof.

(b) Secured Party may also exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the applicable Uniform Commercial Code at that time (the “UCC”) (whether or not the UCC applies to the affected Collateral), and may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Secured Party may deem commercially reasonable. Pledgor agrees that to the extent notice of same shall be required by law, at least ten (10) days’ notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute commercially reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(c) Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to Secured Party pursuant to Section 12) in whole or in part by Secured Party against, all or any part of the Indebtedness in such order as Secured Party shall elect. Any surplus of such cash or cash proceeds held by Secured Party and remaining after payment in full of all the Indebtedness shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

Section 12. Expenses. Pledgor will, upon demand, pay to Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which Secured Party may incur in connection with: (i) the exercise or enforcement of any of the rights of Secured Party hereunder, or (ii) the failure by Pledgor to perform or observe any of the provisions hereof or the failure of the Borrower to perform or observe any of the provisions of the Reimbursement Agreement.

Section 13. Security Interest Absolute. The obligations of Pledgor under this Agreement are independent of the Indebtedness, and a separate action or actions may be brought and prosecuted against Pledgor to enforce this Agreement, irrespective of whether any action is brought against Borrower or whether Borrower is joined in any such action or actions. All rights of Secured Party and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Reimbursement Agreement or the other Related Documents;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to any departure from the Reimbursement Agreement or the other Related Documents, including, without limitation, any increase in the Indebtedness resulting from the extension of additional credit to Borrower;

(c) any taking, exchange, release or non-perfection of any other collateral for all or any of the Indebtedness;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Indebtedness, or any manner of sale or other disposition of any collateral for all or any of the Indebtedness or any other assets of Borrower; or

(e) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower or a third party pledgor such as Pledgor (other than payment in full).

Section 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to it, if to Pledgor, at its address at 416 South Bell Avenue, Ames, Iowa 50010, and if to Secured Party, at its address at 317 6th Avenue, Suite 200, Des Moines, Iowa 50309, or as to either party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied.

Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (i) remain in full force and effect until the Termination Date, (ii) be binding upon Pledgor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, Secured Party and its successors, transferees and assigns. Upon the Termination Date, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Pledgor. Upon any such termination, Secured Party will, at Pledgor’s expense, return to Pledgor such of the Collateral as shall not have been applied to the Indebtedness pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

Section 17. Additional Third Party Pledgor Representations and Waivers. Pledgor hereby makes the additional representations, warranties and agreements set forth below:

(a) Representations and Warranties. Pledgor represents and warrants to Secured Party that: (i) this Agreement is executed at Borrower’s request; (ii) this Agreement complies with all agreements between Pledgor and any Borrower regarding Pledgor’s execution hereof; (iii) Secured Party has made no representation to Pledgor as to the creditworthiness of Borrower; and (iv) Pledgor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower’s financial condition. Pledgor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Pledgor’s risks hereunder. Pledgor further agrees that Secured Party shall have no obligation to disclose to Pledgor any information or material about Borrower which is acquired by Secured Party in any manner. The liability of Pledgor hereunder shall be reinstated and revived, and the rights of Secured Party shall continue if and to the extent that for any reason any amount at any time paid on account of any Indebtedness is rescinded or must otherwise be restored by Secured Party, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Secured Party in its sole discretion; provided, however, that if Secured Party chooses to contest any such matter at the request of Pledgor, Pledgor agrees to indemnify and hold Secured Party harmless from and against all costs and expenses, including reasonable attorneys’ fees expended or incurred by Secured Party in connection therewith, including, without limitation, in any litigation with respect thereto.

(b) Waivers.

(i) Pledgor waives any right to require Secured Party to: (A) proceed against Borrower or any other Person; (B) marshal assets or proceed against or exhaust any security held from Borrower or any other Person; (C) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from Borrower or any other Person; (D) take any other action or pursue any other remedy in Secured Party’s power; or (E) make any presentment or demand for performance, or give any notice of nonperformance, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Secured Party as security for or which constitute in whole or in part the Indebtedness, or in connection with the creation or new or additional obligations.

(ii) Pledgor waives any defense to its obligations hereunder based upon or arising by reason of: (A) any disability or other defense of Borrower or any other Person; (B) the cessation or limitation from any cause whatsoever, other than payment in full, of any Indebtedness; (C) any lack of authority of any officer, director, partner, agent or any other Person acting or purporting to act on behalf of Borrower, or any defect in the formation of Borrower; (D) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purpose represented by Borrower to, or intended or understood by, Secured Party or Pledgor; (E) any act or omission by Secured Party which directly or indirectly results in or aids the discharge of Borrower or any portion of any Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Secured Party against Borrower; (F) any impairment of the value of any interest in any security for the Indebtedness or any portion thereof, including, without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (G) any modification of any Indebtedness, in any form whatsoever, including, without limitation, the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, any Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; or (H) any requirement that Secured Party give any notice of acceptance of this Agreement. Until all Indebtedness shall have been paid in full, Pledgor shall not have any right of subrogation on account of any payment made from the Collateral with respect to the Indebtedness, and Pledgor waives any right to enforce any remedy which Secured Party now has or may hereafter have against Borrower or any other Person on account of such payment, and waives any benefit of, or any right to participate in, any security now or hereafter held by Secured Party. Pledgor further waives all rights and defenses it may have arising out of: (1) any election of remedies by Secured Party, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys Pledgor’s rights of subrogation or Pledgor’s rights to proceed against Borrower for reimbursement; or (2) any loss of rights Pledgor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower’s obligations.

(iii) If any of said waivers is determined to be contrary to any applicable law or public policy, such waiver shall be effective to the extent permitted by applicable law or public policy.

Section 18. Jurisdiction and Venue.

(a) THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE SECURED PARTY OR ANY RELATED PARTY OF THE SECURED PARTY IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH THE SECURED PARTY AND THE PLEDGOR ARE A PARTY OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND

OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER RELATED DOCUMENT SHALL AFFECT ANY RIGHT THAT THE SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(b) THE PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH THE SECURED PARTY AND THE PLEDGOR ARE A PARTY IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

Section 19. JURY TRIAL WAIVER. PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY PLEDGOR MAY HAVE IN ANY ACTION OR PROCEEDING, AT LAW OR IN EQUITY, IN CONNECTION WITH THIS AGREEMENT. PLEDGOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF SECURED PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SECURED PARTY WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS RIGHT TO JURY TRIAL WAIVER. PLEDGOR ACKNOWLEDGES THAT SECURED PARTY HAS BEEN INDUCED TO ACCEPT THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Section 20. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned thereto in the Reimbursement Agreement, and, if not defined in the Reimbursement Agreement but defined in Article 9 of the UCC, shall have the meanings assigned thereto in the UCC. This Agreement constitutes one of the Related Documents.

[Signature page follows.]

IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

PLEDGOR:

REG CAPITAL, LLC,
an Iowa limited liability company

By:
Name:
Title:

ACCEPTED AND AGREED:

SECURED PARTY:

BANK OF AMERICA, N.A.

By:
Daniel J. Ricke
Vice President

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